Trade and other receivables	12 Months Ended
Dec. 31, 2018
Trade and other receivables
Trade and other receivables

24.        Trade and other receivables

	12/31/18	12/31/17	12/31/16
	USD’000	USD’000	USD’000
Trade receivables	412,053	407,975	491,018
Allowance on doubtful trade receivables (Note 38)	(2,155)	(1,335)	(1,491)
	409,898	406,640	489,527
Other receivables(1)	364,143	203,410	146,583
Refundable deposits(2)	63,787	6,258	9,712
	837,828	616,308	645,822

(1)

As of December 31, 2018, the balance included the receivable from the sales of machinery and equipment to SMEC, amounted to US$68.9 million and the charge of purchase machinery and equipment to SMEC, amounted to US$35.6 million.

(2)	As of December 31, 2018, the balance included a deposit of investing in land use right, amounted US$45.5 million.

The following is an aged analysis of trade receivables presented based on the invoice date at the end of the reporting period.

	12/31/18	12/31/17	12/31/16
Age of receivables	USD’000	USD’000	USD’000
Within 30 days	219,813	148,131	274,087
31–60 days	141,852	187,623	179,453
Over 60 days	50,388	72,221	37,478
Total trade receivables	412,053	407,975	491,018

Trade receivables are amounts due from customers for goods sold or services performed in the ordinary course of business. They are generally due for settlement within 30 days and therefore are all classified as current. Trade receivables are recognized initially at the amount of consideration that is unconditional unless they contain significant financing components, when they are recognized at fair value. The group holds the trade receivables with the objective to collect the contractual cash flows and therefore measures them subsequently at amortized cost using the effective interest method. Details about the group’s impairment policies and the calculation of the loss allowance are provided in Note 38.

Due to the short-term nature of the current receivables, the carrying amounts of trade and other receivables are considered to be the same as their fair value.